UNITED STATES BANKRUPTCY COURT

__________ DISTRICT OF ___________

In re Foamex International Inc., et al.

Case No. 09-10560(KJC)

Reporting Period: 02/18/09-3/29/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/ Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	All Current
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable	MOR-4
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Harold J. Earley	May 5, 2009
Signature of Authorized Individual*	Date

Harold J. Earley	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation, a partner if debtor is a partnership, a manager or member if debtor is a limited liability company.

Foamex International Inc., et al.
Case No. 09-10560(KJC)
Schedule of Receipts and Disbursements
for the period February 18, 2009 to March 29, 2009

( $ in thousands )
	Foamex International Inc.	FMXI, LLC	Foamex L.P.	Foamex Carpet Cushion LLC	Foamex Asia, Inc.	Foamex Latin America, Inc.	Foamex Mexico, Inc.	Foamex Canada Inc.
Receipts

Accounts Receivable	$—	$—	$55,124	$—	$—	$—	$—	$562

Non-Accounts Receivable	149	—	224	—	—	—	—	—

Loan Borrowings / Advances		—	15,198	—	—	—	—	—

Total Receipts	$149	$—	$70,546	$—	$—	$—	$—	$562

Disbursements

Repayment of Loans		$—	$—	$—	$—	$—	$—	$—

Disbursements ( Excluding Net Payroll )	170		51,661					237

Net Payroll	—	—	4,900	—	—	—	—	134

Total Disbursements	$170	$—	$56,561	$—	$—	$—	$—	$372

FOAMEX INTERNATIONAL INC., et al as debtors
Case No. 09-10560(KJC)
Schedule of Cash Accounts
MARCH 29, 2009
(in thousands)

Bank Name	Account Number	Balance

Bank of America	3752192182	15,798
Bank of America	3752192276	1,302
Bank of America	3299794638	(946)
Bank of America	3299794653	(581)
Bank of America	3299794646	(31)
Bank of America	3299794679	(30)
Citibank	4058-7993	157
Wachovia	2000019215923	198
Bank of America	3752192166	—
Bank of America	3299794661	—
Wachovia	2030152187409	—
Scotia Bank	1129-17	367
Scotia Bank	85663-13	47
Wells Fargo Bank of Indiana	011-8900215	4
Wells Fargo Bank of New Mexico	745-203-0682	3
PNC Bank	61-0088-7531	2
Renasant Bank	900143707	—
National City Bank of Indiana	102368-8	1
Consumer Credit Union	5617-016	—
Wachovia	2000017707336	1
Petty Cash		17

Total Cash		16,309

FOAMEX INTERNATIONAL INC. AND DEBTOR SUBSIDIARIES

CASE NO. 09-10560(KJC)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

FOR THE PERIOD FEBRUARY 18, 2009 THROUGH MARCH 29, 2009

(thousands)
NET SALES	$63,770
COST OF GOODS SOLD	60,226
GROSS PROFIT	3,544
OTHER OPERATING EXPENSES	4,116
LOSS FROM OPERATIONS	(572)
INTEREST AND DEBT ISSUANCE EXPENSE	(1,881)
OTHER INCOME, NET	146
REORGANIZATION EXPENSES	(34,988)
LOSS BEFORE INCOME TAXES	(37,295)
PROVISION FOR INCOME TAXES	—
NET LOSS	$(37,295)

FOAMEX INTERNATIONAL INC. AND DEBTOR SUBSIDIARIES

CASE NO. 09-10560(KJC)

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

	March 29,	February 17,
	2009	2009
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 16,309	$ 5,396
Accounts receivable, net of allowances	73,350	65,537
Inventories	45,710	55,644
Assets held for sale	5,036	5,036
Other current assets	9,738	6,683
Total current assets	150,143	138,296

Property, plant and equipment, net	79,543	80,088

GOODWILL	13,869	13,869

DEBT ISSUANCE COSTS	2,136	10,376

OTHER ASSETS	12,560	12,676

TOTAL ASSETS	$258,251	$255,305

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY
CURRENT LIABILITIES
Revolver borrowings	$ 15,198	$ —
Current portion of long-term debt	6,008	6,009
Accounts payable	47,706	56,109
Accrued employee compensation and benefits	10,712	10,961
Accrued interest	1,752	11,112
Accrued customer rebates	2,823	2,848
Other accrued liabilities	22,083	13,448
Total current liabilities	106,282	100,487

LONG-TERM DEBT	17	372,016

ACCRUED EMPLOYEE BENEFITS	11,381	63,014

OTHER LIABILITIES	6,875	29,251

LIABILITIES SUBJECT TO COMPROMISE	461,300	—

Total liabilities	585,855	564,768

Preferred Stock	9,119	9,079

STOCKHOLDERS’ DEFICIENCY
Common Stock	2,640	2,643
Additional paid-in capital	352,821	352,510
Accumulated deficit	(587,372)	(550,077)
Accumulated other comprehensive loss	(67,622)	(86,428)
Common Stock held in treasury, at cost	(27,969)	(27,969)
Shareholder note receivable	(9,221)	(9,221)
Total stockholders’ deficiency	(336,723)	(318,542)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	$258,251	$255,305

FOAMEX INTERNATIONAL INC., et al as debtors
Case No. 09-10560(KJC)
Accounts Receivable Reconciliation
(in thousands)

Accounts Receivable at February 17, 2009	84,993

Amounts billed during the period	64,337

Amounts collected during the period	(55,124)

Other Adjustments	(1,845)

Accounts Receivable at March 29, 2009	92,361

FOAMEX INTERNATIONAL INC., et al as debtors
Case No. 09-10560(KJC)
Accounts Receivable Aging Schedule
(in thousands)

Balance at
Days Past Due	March 2009

0 - 30 Days	77,859
31 - 60 Days	2,912
61 - 90 Days	1,953
91+ Days	9,637

Total aged accounts receivable	92,361

Add: Other miscellaneous receivables	0

Less: Allowances for uncollectible items,
& other adjustments	(19,011)

Accounts Receivable, net	73,350

FOAMEX INTERNATIONAL INC., et al as debtors
Case No. 09-10560 (KJC)
Accounts Payable Aging Schedule
(in thousands)

Balance at
Days Past Due	March 2009

0 -30 Days	25,429
31 - 60 Days	11,527
61 - 90 Days	3,468
91+ Days	1,660

Total aged trade payables	42,083

Add: Accruals for items received but
not vouchered into A/P (primarily current)	5,623

Accounts Payable	47,706

In re: Foamex International Inc., et al.

Debtor

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.
NO
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
NO
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.
YES
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.
YES

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

NO